UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

PALOMAR MEDICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11177	04-3128178
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Network Drive
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed in connection with a Memorandum of Understanding (the “Massachusetts Memorandum of Understanding”) regarding the settlement of certain litigation relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of March 17, 2013, as amended and restated by an Amended and Restated Agreement and Plan of Merger, dated as of May 15, 2013 (as so amended and restated, the “Merger Agreement”), by and among Palomar Medical Technologies, Inc., a Delaware corporation (“Palomar”), Cynosure, Inc., a Delaware corporation (“Cynosure”), and Commander Acquisition, LLC (formerly Commander Acquisition Corp.), a Delaware limited liability company and a wholly-owned subsidiary of Cynosure (the “Merger Subsidiary”). The Merger Agreement provides for, among other things, the acquisition of Palomar by Cynosure through the merger (the “Merger”) of Palomar with and into the Merger Subsidiary, with the Merger Subsidiary surviving as a wholly-owned subsidiary of Cynosure at the effective time of the Merger.

As disclosed in the definitive joint proxy statement/prospectus filed by Palomar with the Securities and Exchange Commission (the “SEC”) on May 23, 2013 (the “Proxy Statement”), on March 21, 2013, a putative stockholder class action complaint, captioned Edgar Calin v. Palomar Medical Technologies, Inc., et al., No. 13-1051 BLS1 (Superior Court, Suffolk County), was filed against Palomar, its board of directors, Cynosure and the Merger Subsidiary in Massachusetts Superior Court in Suffolk County. On April 9, 2013, a second putative stockholder class action complaint, captioned Vladimir Gusinsky Living Trust v. Palomar Medical Technologies, Inc., et al., No. 13-1328 BLS1 (Superior Court, Suffolk County), was filed against Palomar, its board of directors and Cynosure in Massachusetts Superior Court in Suffolk County. On April 12, 2013, a third putative stockholder class action complaint, captioned Albert Saffer v. Palomar Medical Technologies, Inc., et al., No. 13-1385 BLS1 (Superior Court, Suffolk County), was filed against Palomar, its board of directors, Cynosure and the Merger Subsidiary in Massachusetts Superior Court in Suffolk County. On April 23, 2013, each of the plaintiffs in the foregoing suits filed an amended complaint. Each amended complaint alleges that members of the Palomar board of directors breached their fiduciary duties in connection with the approval of the Merger and that Cynosure and, with respect to the Calin and Saffer suits, the Merger Subsidiary aided and abetted the alleged breach of fiduciary duties. Each amended complaint alleges that the Palomar directors breached their fiduciary duties in connection with the proposed transaction by, among other things, conducting a flawed sale process and failing to maximize stockholder value and obtain the best financial and other terms, and that the Proxy Statement is materially deficient. Each of these plaintiffs seeks injunctive and other equitable relief, including enjoining the defendants from consummating the Merger, in addition to other unspecified damages, fees and costs.

Also as disclosed in the Proxy Statement, on April 19, 2013, a fourth putative stockholder class action complaint, captioned Gary Drabek v. Palomar Medical Technologies, Inc., et al., No. 8491 (Del. Ch.), was filed against Palomar, its board of directors, Cynosure and the Merger Subsidiary in Delaware Chancery Court. On May 1, 2013, a fifth putative stockholder class action complaint, captioned Daniel Moore v. Palomar Medical Technologies, Inc., et al., No. 8516 (Del. Ch.), was filed against Palomar, its board of directors, Cynosure and the Merger Subsidiary in Delaware Chancery Court. Each of the foregoing lawsuits alleges that members of the Palomar board of directors breached their fiduciary duties in connection with the approval of the Merger and that Cynosure and the Merger Subsidiary aided and abetted the alleged breach of fiduciary duties. Each complaint alleges that the Palomar directors breached their fiduciary duties in connection with the proposed transaction by, among other things, conducting a flawed sale process and failing to maximize stockholder value and obtain the best financial and other terms, and that the Proxy Statement is materially deficient. Each of these plaintiffs seeks injunctive and other equitable relief, including enjoining the defendants from consummating the Merger, in addition to other unspecified damages, fees and costs. On May 7, 2013, the plaintiffs in the Drabek and Moore actions jointly submitted a proposed order of consolidation to consolidate the class actions as In re Palomar Medical Technologies Shareholder Litigation, C.A. No. 8491-VCP, which order was granted by the court on the same day.

On May 28, 2013, a sixth putative stockholder class action complaint, captioned Melvin Lax v. Palomar Medical Technologies, Inc., et al., No. 13-11276 (D. Mass.), was filed against Palomar, its board of directors, Cynosure, and the Merger Subsidiary in the United States District Court for the District of Massachusetts. The lawsuit alleges that members of the Palomar board of directors breached their fiduciary duties in connection with the approval of the Merger, that Cynosure and the Merger Subsidiary aided and abetted the alleged breach of fiduciary duties, and that the defendants violated Section 14(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder by issuing a materially misleading Proxy Statement. Plaintiff seeks injunctive and other equitable relief, including enjoining the defendants from consummating the Merger, in addition to other unspecified damages, fees and costs.

As previously disclosed by Palomar, on June 7, 2013, Palomar entered into a memorandum of understanding with the Delaware plaintiffs regarding the settlement of the Delaware putative stockholder class actions (the “Delaware Memorandum of Understanding”) and, on June 10, 2013, Palomar filed with the SEC a Current Report on Form 8-K to supplement the Proxy Statement pursuant to the terms of the Delaware Memorandum of Understanding.

On June 14, 2013, Palomar entered into the Massachusetts Memorandum of Understanding, pursuant to which the plaintiffs in the Massachusetts state and federal actions agreed to be bound by the terms of the Delaware Memorandum of Understanding and Palomar agreed to file additional supplemental disclosures to the Proxy Statement, as set forth below in this Current Report on Form 8-K.

Palomar believes that no further disclosure is required to supplement the Proxy Statement under applicable laws; however, to avoid the risk that the putative stockholder class actions may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending such action, Palomar has agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below. The Massachusetts Memorandum of Understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to Palomar’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court of Chancery of the State of Delaware will consider the fairness, reasonableness and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed

Merger, the Merger Agreement, and any disclosure made in connection therewith (but excluding claims for appraisal under Section 262 of the Delaware General Corporation Law), among other claims, pursuant to terms that will be disclosed to stockholders prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will file a petition in the Court of Chancery of the State of Delaware for an award of attorneys’ fees and expenses to be paid by Palomar or its successor, which the defendants may oppose. Palomar or its successor will pay or cause to be paid any attorneys’ fees and expenses awarded by the Court of Chancery of the State of Delaware. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court of Chancery of the State of Delaware will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the Massachusetts Memorandum of Understanding may be terminated.

SUPPLEMENT TO THE PROXY STATEMENT

In connection with the settlement of the putative stockholder class actions pending in state and federal courts in Massachusetts as described above in this Current Report on Form 8–K, Palomar has agreed to supplement the disclosures set forth in the Proxy Statement with the supplemental disclosures set forth below. These supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not otherwise defined herein have the meanings set forth in the Proxy Statement.

The Merger – Background of the Merger

The following disclosure supplements the discussion beginning on page 35 of the Proxy Statement concerning the Background of the Merger:

Due Diligence Investigation of Cynosure by Palomar

The flash drive delivered to WilmerHale by Hinckley on February 12, 2013 contained documents and other information that was provided by Cynosure in response to a reciprocal due diligence request list that had been agreed to by Palomar and Cynosure in connection with the proposed Merger. The contents of the flash drive were delivered by WilmerHale to Palomar on February 13, 2013 and were reviewed by members of Palomar’s management.

The Merger – Opinion of Financial Advisor to the Palomar Board of Directors

The following disclosure supplements the discussion beginning on page 63 of the Proxy Statement concerning the Opinion of Financial Advisor to the Palomar Board of Directors:

Discounted Cash Flow Analysis

In calculating the present value of the terminal value of Palomar in its discounted cash flow analysis, Canaccord Genuity utilized projected adjusted EBITDA for 2015 of $9.2 million. Canaccord Genuity then calculated the terminal value of Palomar by multiplying this amount by the mean and median multiples of enterprise value to adjusted EBITDA for calendar year 2012 for the selected peer companies, which were 10.9x-11.0x.

SAFE HARBOR STATEMENT

This Current Report on Form 8-K contains forward-looking statements relating to the expected settlement of the litigation described above, as well as to the merger consideration to be received by Palomar stockholders pursuant to the Merger. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may individually or mutually impact the matters herein, and cause actual results, events and performance to differ materially from such forward-looking statements. These risk factors include, but are not limited to: the risk that the parties will fail to enter into a stipulation of settlement; the risk that the Court of Chancery will refuse to approve any stipulation of settlement; uncertainties as to the timing of the Merger; the risk that the Merger will not be completed; the risk that competing offers will be made for Palomar; the possibility that any of the conditions to the closing of the Merger may not be satisfied or waived; the effects of disruption from the Merger making it more difficult to maintain relationships with employees, licensees, customers, suppliers or other business partners or governmental entities; the ability of Cynosure to successfully integrate Palomar’s operations and employees; the ability to realize anticipated synergies and cost savings; other business effects, including the effects of industry, economic or political conditions outside of Palomar’s control; transaction costs; actual or contingent liabilities; and other factors, which are detailed from time to time in Cynosure’s and Palomar’s SEC reports, including their reports on Form 10-K for the year ended December 31, 2012, as amended, any subsequently filed quarterly reports on Form 10-Q and the Cynosure Registration Statement on Form S-4 (File No. 333-187895). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Neither Cynosure nor Palomar undertakes any obligation to release publicly the result of any revisions to the forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER WITH CYNOSURE AND WHERE TO FIND IT

In connection with the proposed Merger, Cynosure has filed with the SEC a Registration Statement on Form S-4 (File No. 333-187895), as it may be amended from time to time, that includes the Proxy Statement, which is a joint proxy statement of Cynosure and Palomar that also constitutes a prospectus of Cynosure. The Registration Statement was declared effective by the SEC on May 23, 2013. Palomar and Cynosure also have filed and plan to file other relevant documents with the SEC regarding the proposed Merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

You may obtain a free copy of the Proxy Statement and other relevant documents filed by Cynosure and Palomar with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Cynosure’s Investor Relations Department at (617) 542-5300 or CYNO@investorrelations.com, or by contacting Palomar’s Investor Relations Department at (781) 993-2411 or ir@palomarmedical.com.

Cynosure and Palomar and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about Cynosure’s directors and executive officers is available in the Proxy Statement under the heading “Information About Cynosure’s Directors, Officers and 5% Stockholders.” As of May 21, 2013, Cynosure’s directors and executive officers beneficially owned approximately 2.9 million shares, or 17.0%, of Cynosure’s Class A common stock. Information about Palomar’s directors and executive officers is available in Palomar’s Amendment No. 1 on Form 10-K/A filed on April 26, 2013 and in the Proxy Statement. As of May 21, 2013, Palomar’s directors and executive officers beneficially owned approximately 2.5 million shares, or 11.8%, of Palomar’s common stock. Additional information regarding the interests of Palomar’s directors and executive officers in the proposed Merger, including information relating to the acceleration of Palomar equity awards; the election of Mr. Caruso as Cynosure’s President and Vice Chairman of the Board of Directors; amendments to existing Palomar employment agreements; a new employment agreement between Cynosure and Mr. Caruso; indemnification and insurance matters relating to Palomar directors and executive officers; and golden parachute compensation, can be found in the Proxy Statement under the heading “Interests of Directors and Executive Officers of Palomar in the Merger.” Investors should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from Cynosure or Palomar using the sources indicated above.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

Date: June 14, 2013	By:	/s/ Joseph P. Caruso

	Name:	Joseph P. Caruso

	Title:	President, Chief Executive Officer, and Chairman of the Board of Directors

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